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                                                                    Exhibit 99.1


                          DVI FINANCIAL SERVICES, INC.

                             RECONCILIATION OF CASH
                                  (UNAUDITED)

SECURITIZATION                                      1999-1            1999-2          2000-1             2000-2           2001-1
                                                    ------            ------          ------             ------           ------
DVI RECEIVABLES CORPORATION                          VIII               X               XI                XII              XIV
DVI CASH COLLECTIONS (A)
  Total cash collections- 8/03 - 12/03          $  12,263,342     $  14,686,443    $  18,011,591     $  17,462,486    $  28,285,305
  Distributed by Trustee 8/03 - 12/03
    Certificate interest                             (633,989)       (1,267,112)      (1,915,568)       (2,035,686)      (2,511,940)
    Swap payments                                          --                --               --                --               --
    Sales and use taxes                               (55,255)         (112,453)        (131,583)          (91,471)        (130,109)
    August collections distributed on
      August payment dates (B)                        (19,669)          (67,947)        (111,520)         (151,714)        (149,554)
    Trustee fees                                      (53,351)          (48,359)         (49,272)          (49,767)         (49,613)
                                                -------------     -------------    -------------     -------------    -------------
      Total                                     $  11,501,078     $  13,190,573    $  15,803,647     $  15,133,849    $  25,444,090
                                                =============     =============    =============     =============    =============

FUNDS AVAILABLE FOR TRUSTEE DISTRIBUTION (C)
  Collection account balances at 12/31/03       $  11,323,318     $  12,711,395    $  14,459,201     $  14,166,025    $  23,854,760
  FS lockbox sweep on 1/2/94                           37,614           115,258           73,285            55,391           23,280
  FS December payoffs wired on 1/7/04                      --                --          430,400                --               --
  FS cash in transit                                   69,014           162,828          441,750           337,183           92,261
  SPG deposits on 1/2/04 and 1/9/04                    18,084            33,017           67,586           219,591          305,581
  SPG deposits on 2/2/04                               47,972            40,513           51,564           125,618          254,367
  SPG payoffs wired on 2/2/04                              --                --               --                --            1,390
  SPG payoffs wired on 2/12/04                             --                --               --             2,999            7,176
                                                -------------     -------------    -------------     -------------    -------------
      Total                                     $  11,496,002     $  13,063,010    $  15,523,786     $  14,906,807    $  24,538,815
                                                =============     =============    =============     =============    =============

DIFFERENCE BETWEEN CASH COLLECTIONS AND
  FUNDS AVAILABLE FOR DISTRIBUTION              $      (5,076)    $    (127,563)   $    (279,862)    $    (227,042)   $    (905,275)

EXPLANATIONS OF DIFFERENCE
  Misapplied cash (D)                           $     251,590     $     101,415    $     224,911     $     173,140    $     496,924
  Short payoffs (E)                                        --                --          104,230                --          445,553
                                                -------------     -------------    -------------     -------------    -------------
      Total                                     $     251,590     $     101,415    $     329,141     $     173,140    $     942,476
                                                =============     =============    =============     =============    =============

UNRECONCILED CASH SURPLUS / (SHORTFALL)         $     246,514     $     (26,147)   $      49,279     $     (53,901)   $      37,201
                                                =============     =============    =============     =============    =============

UNRECONCILED CASH SURPLUS / (SHORTFALL)
  AS % OF TOTAL CASH COLLECTIONS 8/03 - 12/03           2.010%          -0.178%            0.274%          -0.309%            0.132%
                                                =============     =============    =============     =============    =============

SECURITIZATION                                      2001-2            2002-1             2002-2           2003-1          TOTAL
                                                    ------            ------             ------           ------          -----
DVI RECEIVABLES CORPORATION                          XVI               XVII              XVIII             XIX
DVI CASH COLLECTIONS (A)
  Total cash collections- 8/03 - 12/03          $  36,129,785     $  39,159,080     $  55,888,186    $  48,214,212    $ 270,100,431
  Distributed by Trustee 8/03 - 12/03
    Certificate interest                           (3,124,000)       (2,594,461)       (2,957,409)      (2,716,961)     (19,757,125)
    Swap payments                                          --        (1,985,279)       (1,196,181)        (934,344)      (4,115,805)
    Sales and use taxes                              (205,927)         (198,080)         (297,781)        (273,304)      (1,495,961)
    August collections distributed on
      August payment dates (B)                       (169,015)         (216,211)         (188,162)        (167,333)      (1,241,125)
    Trustee fees                                      (49,995)          (54,479)          (55,173)         (55,254)        (465,263)
                                                -------------     -------------     -------------    -------------    -------------
      Total                                     $  32,580,849     $  34,110,571     $  51,193,480    $  44,067,016    $ 243,025,153
                                                =============     =============     =============    =============    =============

FUNDS AVAILABLE FOR TRUSTEE DISTRIBUTION (C)
  Collection account balances at 12/31/03       $  31,393,202     $  32,224,737     $  48,985,903    $  41,727,329    $ 230,845,870
  FS lockbox sweep on 1/2/94                          114,708           108,499            71,693           95,661          695,390
  FS December payoffs wired on 1/7/04                      --                --                --               --          430,400
  FS cash in transit                                  212,421           182,232           321,181          229,909        2,048,778
  SPG deposits on 1/2/04 and 1/9/04                   432,464           677,196           779,120          737,590        3,270,228
  SPG deposits on 2/2/04                              176,941           351,710           596,254          598,911        2,243,850
  SPG payoffs wired on 2/2/04                          91,068             9,030            75,086           59,942          236,517
  SPG payoffs wired on 2/12/04                          3,891                --            59,970           73,673          147,708
                                                -------------     -------------     -------------    -------------    -------------
      Total                                     $  32,424,696     $  33,553,404     $  50,889,207    $  43,523,015    $ 239,918,741
                                                =============     =============     =============    =============    =============

DIFFERENCE BETWEEN CASH COLLECTIONS AND
  FUNDS AVAILABLE FOR DISTRIBUTION              $    (156,153)    $    (557,166)    $    (304,274)   $    (544,001)   $  (3,106,412)

EXPLANATIONS OF DIFFERENCE
  Misapplied cash (D)                           $     587,006     $     568,928     $     246,940    $     406,147    $   3,057,002
  Short payoffs (E)                                        --                --                --               --          549,782
                                                -------------     -------------     -------------    -------------    -------------
      Total                                     $     587,006     $     568,928     $     246,940    $     406,147    $   3,606,785
                                                =============     =============     =============    =============    =============

UNRECONCILED CASH SURPLUS / (SHORTFALL)         $     430,853     $      11,762     $     (57,333)   $    (137,855)   $     500,373
                                                =============     =============     =============    =============    =============

UNRECONCILED CASH SURPLUS / (SHORTFALL)
  AS % OF TOTAL CASH COLLECTIONS 8/03 - 12/03           1.193%            0.030%          -0.103%          -0.286%            0.185%
                                                =============     =============     =============    =============    =============

(A) Cash collections reported by DVI on cumulative replacement report. Trustee distribution data provided by Trustee.

(B) Payments received from delinquent obligors up to the third business day immediately preceding the August payment dates and used to make distributions to noteholders in respect of July 2003 principal and interest.

(C) Funds available for trustee distribution consist of collection account balances reported by bank statements at 12/31/03 and collections received during the period 8/03 - 12/03 and deposited after 12/31/03. Subsequent cash data reported by DVI and confirmed by U.S. Bancorp Portfolio Services.

(D)   Previously disclosed on Form 8-K dated October 29, 2003.

(E) Obligor cash payoff is less than amount owed to securitization trust. In each instance, DVI Financial Services collected cash in advance from obligor and used such proceeds to fund its operations prior to August 25, 2003.